Supplement to the
Fidelity® Advisor Mid Cap II Fund
Class A, Class T, Class B, and Class C
February 29, 2008
Prospectus

At a shareholder meeting of Fidelity Advisor Mid Cap II Fund originally scheduled for April 16, 2008, and reconvened and held on June 18, 2008, the proposal to approve a new management contract for the fund did not receive the vote required for approval. As a result, the current management contract will remain in effect for the fund.

AMP-08-01 June 27, 2008
1.808163.113

Supplement to the
Fidelity® Advisor
Mid Cap II Fund
Institutional Class
February 29, 2008
Prospectus

At a shareholder meeting of Fidelity Advisor Mid Cap II Fund originally scheduled for April 16, 2008, and reconvened and held on June 18, 2008, the proposal to approve a new management contract for the fund did not receive the vote required for approval. As a result, the current management contract will remain in effect for the fund.

AMPI-08-01 June 27, 2008
1.806138.110